EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	3Q07	2Q07	1Q07	4Q06	3Q06
Upstream
United States	1,196	1,222	1,177	1,052	1,192
Non-U.S.	5,103	4,731	4,864	5,168	5,301
Total	6,299	5,953	6,041	6,220	6,493
Downstream
United States	914	1,745	839	945	1,272
Non-U.S.	1,087	1,648	1,073	1,015	1,466
Total	2,001	3,393	1,912	1,960	2,738
Chemical
United States	296	204	346	384	458
Non-U.S.	906	809	890	858	893
Total	1,202	1,013	1,236	1,242	1,351

Corporate and financing	(92)	(99)	91	828	(92)
Net income (U.S. GAAP)	9,410	10,260	9,280	10,250	10,490
Net income per common share (U.S. GAAP)	1.72	1.85	1.64	1.77	1.79
Net income per common share
- assuming dilution (U.S. GAAP)	1.70	1.83	1.62	1.76	1.77

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	410	0
Corporate total	0	0	0	410	0

Earnings Excluding Special Items $M
Upstream
United States	1,196	1,222	1,177	1,052	1,192
Non-U.S.	5,103	4,731	4,864	5,168	5,301
Total	6,299	5,953	6,041	6,220	6,493
Downstream
United States	914	1,745	839	945	1,272
Non-U.S.	1,087	1,648	1,073	1,015	1,466
Total	2,001	3,393	1,912	1,960	2,738
Chemical
United States	296	204	346	384	458
Non-U.S.	906	809	890	858	893
Total	1,202	1,013	1,236	1,242	1,351

Corporate and financing	(92)	(99)	91	418	(92)
Corporate total	9,410	10,260	9,280	9,840	10,490
EPS excluding Special Items - assuming dilution	1.70	1.83	1.62	1.69	1.77
EXXON MOBIL CORPORATION

3Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	3Q07	2Q07	1Q07	4Q06	3Q06
natural gas liquids, kbd
United States	373	393	416	404	378
Canada	320	312	297	316	303
Europe	446	490	524	516	490
Africa	686	734	782	772	801
Asia Pacific/Middle East	533	529	508	487	507
Russia/Caspian	178	182	186	144	125
Other	0	28	33	39	43
Total liquids production	2,536	2,668	2,746	2,678	2,647

Natural gas production available for sale, mcfd
United States	1,435	1,540	1,514	1,588	1,567
Canada	736	794	774	818	864
Europe	2,663	3,029	4,609	4,108	2,833
Asia Pacific/Middle East	3,270	3,173	2,998	2,601	2,703
Russia/Caspian	110	97	116	110	91
Other	88	100	103	76	81
Total natural gas production available for sale	8,302	8,733	10,114	9,301	8,139

Total worldwide liquids and gas production, koebd	3,920	4,123	4,432	4,228	4,004

Refinery throughput, kbd
United States	1,790	1,592	1,798	1,837	1,766
Canada	451	410	441	456	461
Europe	1,648	1,621	1,641	1,616	1,721
Asia Pacific	1,368	1,337	1,504	1,474	1,484
Other Non-U.S.	325	319	321	315	324
Total refinery throughput	5,582	5,279	5,705	5,698	5,756

Petroleum product sales, kbd (1)
United States	2,709	2,651	2,774	2,851	2,725
Canada	470	451	449	483	475
Europe	1,783	1,769	1,812	1,779	1,825
Asia Pacific	1,429	1,345	1,428	1,530	1,482
Other Non-U.S.	710	758	735	804	795
Total petroleum product sales	7,101	6,974	7,198	7,447	7,302

Gasolines, naphthas	2,831	2,876	2,858	2,952	2,898
Heating oils, kerosene, diesel	2,056	1,973	2,195	2,303	2,160
Aviation fuels	671	622	633	652	687
Heavy fuels	728	682	726	677	703
Specialty products	815	821	786	863	854
Total petroleum product sales	7,101	6,974	7,198	7,447	7,302

Chemical prime product sales, kt
United States	2,661	2,701	2,731	2,775	2,680
Non-U.S.	4,068	4,196	4,074	4,052	4,072
Total chemical prime product sales	6,729	6,897	6,805	6,827	6,752

(1) Petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

3Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	3Q07	2Q07	1Q07	4Q06	3Q06
United States
ExxonMobil
Crude ($/b)	69.52	60.09	50.59	51.26	62.07
Natural Gas ($/kcf)	5.79	7.12	6.70	6.22	6.71

Benchmarks
WTI ($/b)	75.48	64.89	57.99	59.95	70.38
ANS-WC ($/b)	76.49	65.76	55.69	55.51	68.95
Henry Hub ($/mbtu)	6.16	7.55	6.77	6.56	6.58

Non-U.S.
ExxonMobil
Crude ($/b)	71.78	65.97	55.31	56.36	65.64
Natural Gas ($/kcf)	6.27	6.01	6.69	7.28	6.51
European NG ($/kcf)	7.49	6.68	7.86	8.57	7.74

Benchmarks
Brent ($/b)	74.87	68.76	57.75	59.74	69.49

Capital and Exploration Expenditures, $M
Upstream
United States	568	497	466	713	606
Non-U.S.	3,283	3,369	3,003	3,357	3,536
Total	3,851	3,866	3,469	4,070	4,142
Downstream
United States	263	317	212	197	215
Non-U.S.	721	557	319	551	443
Total	984	874	531	748	658
Chemical
United States	96	62	84	78	75
Non-U.S.	505	214	135	153	120
Total	601	276	219	231	195
Other	5	23	3	20	66

Total Capital and Exploration Expenditures	5,441	5,039	4,222	5,069	5,061

Exploration Expense Charged to Income, $M
Consolidated - United States	75	37	89	59	85
- Non-U.S.	271	308	179	314	263
Non-consolidated - ExxonMobil share - United States	0	1	1	2	0
- Non-U.S.	5	1	2	4	2
Total Exploration Expense Charged to Income	351	347	271	379	350

Effective Income Tax Rate, %	46%	44%	44%	37%	44%

Common Shares Outstanding (millions)
At quarter end	5,464	5,546	5,633	5,729	5,832
Average - assuming dilution	5,536	5,620	5,714	5,816	5,922

Total Cash and Cash Equivalent ($G)	36.0	33.6	34.6	32.8	37.3
Including restricted cash $4.6G

Total Debt ($G)	9.0	8.8	8.8	8.3	8.6

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	15.1	11.3	14.3	8.8	14.6
Sales of subsidiaries, investments and PP&E	0.7	1.2	0.5	0.8	0.8
Cash flows from operations and asset sales	15.8	12.5	14.8	9.6	15.4

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2007. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 3Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings

Upstream 3Q07 vs. 3Q06
$M
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,493
630
20
(840)
6,299
3Q06
Realization
Vol/Mix
Other
3Q07

Upstream 3Q07 vs. 2Q07
$M
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
5,953
690
(320)
(25)
6,299
2Q07
Realization
Vol/Mix
Other
3Q07

$M	3Q06	3Q07	3Q07 vs. 3Q06
U.S.	1,192	1,196	+4
Non-U.S.	5,301	5,103	-198
Total	6,493	6,299	-194

$M	2Q07	3Q07	3Q07 vs. 2Q07
U.S.	1,222	1,196	-26
Non-U.S.	4,731	5,103	+372
Total	5,953	6,299	+346

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 3Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings

Downstream 3Q07 vs. 3Q06
$M
3,000
2,500
2,000
1,500
1,000
500
0
2,738
(610)
120
(250)
2,001
3Q06
Margin
Vol/Mix
Other
3Q07

Downstream 3Q07 vs. 2Q07
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,393
(1,260)
110
(240)
2,001
2Q07
Margin
Vol/Mix
Other
3Q07

$M	3Q06	3Q07	3Q07 vs. 3Q06
U.S.	1,272	914	-358
Non-U.S.	1,466	1,087	-379
Total	2,738	2,001	-737

$M	2Q07	3Q07	3Q07 vs. 2Q07
U.S.	1,745	914	-831
Non-U.S.	1,648	1,087	-561
Total	3,393	2,001	-1,392

Note: Earnings exclude special items

EXXON MOBIL CORPORATION 3Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings

Chemical 3Q07 vs. 3Q06
$M
1,500
1,000
500
0
1,351
(245)
30
65
1,202
3Q06
Margin
Vol/Mix
Other
3Q07

Chemical 3Q07 vs. 2Q07
$M
1,500
1,000
500
0
1,013
110
(35)
115
1,202
2Q07
Margin
Vol/Mix
Other
3Q07

$M	3Q06	3Q07	3Q07 vs. 3Q06
U.S.	458	296	-162
Non-U.S.	893	906	+13
Total	1,351	1,202	-149

$M	2Q07	3Q07	3Q07 vs. 2Q07
U.S.	204	296	+92
Non-U.S.	809	906	+97
Total	1,013	1,202	+189

Note: Earnings exclude special items

ExxonMobil